UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JUNE 6, 2022
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Weber Inc.
(Exact Name of Registrant as Specified in Its Charter)
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DE	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
1415 S. Roselle Road Palatine, Illinois		60067
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 934-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 6, 2022, Marla Yvonne Kilpatrick, Global Controller and Chief Accounting Officer of Weber Inc. (“Weber” or the “Company”) notified the Company that she intends to retire in early calendar year 2023. To support the transition to a new principal accounting officer, Ms. Kilpatrick will (i) leave her role as Global Controller on June 7, 2022, (ii) leave her role as Chief Accounting Officer and the Company’s principal accounting officer, effective on the date that Weber files its 2022 Annual Report on Form 10-K, and (iii) retire from the Company in early calendar year 2023.
In light of Ms. Kilpatrick’s planned retirement and to promote a seamless transition, on June 8, 2022, Weber named Michael P. Bayer to be Global Controller, with immediate effect. In addition, it named Mr. Bayer to become the Company’s Chief Accounting Officer and principal accounting officer, which will become effective on the immediate date following the date that Weber files its 2022 Annual Report on Form 10-K. Details of Mr. Bayer’s compensation following his assumption of the Chief Accounting Officer and principal accounting officer roles have not yet been finalized.
Mr. Bayer served as Senior Vice President, Controller and Chief Accounting Officer of Gogo Inc. from 2015 until 2021. From 2013 to 2015, Mr. Bayer served as Vice President and Corporate Controller at JMC Steel Group, Inc. Prior to that, he worked in various accounting and financial reporting roles, including as Assistant Controller and Controller of Motorola Mobility, Inc. from 2010 to 2013 and as Director of Accounting at Exelon Corporation from 2004 to 2009. Mr. Bayer received his Bachelor’s degree in Accounting from Miami University.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC.

Date: June 8, 2022

	By:	/s/ Philip J. Zadeik
		Name:	Philip J. Zadeik
		Title:	General Counsel
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